UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2011

C&D TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-1124608	13-3314599
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Union Meeting Road,

Blue Bell, Pennsylvania

(215) 619-2700

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 16, 2011, C&D Technologies, Inc. issued a press release announcing that it had received a non-binding proposal for a going private transaction from affiliates of Angelo, Gordon & Co., LP, the holder of approximately 65% of the Company’s common stock, at $9.50 per share in cash.

A copy of the press release is filed herewith as Exhibit 99.1 to this current report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

Exhibits

99.1	Press Release dated June 16, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C&D TECHNOLOGIES, INC.

By:	/s/ David J. Anderson
Name:	David J. Anderson
Title:	Vice President, General Counsel and Corporate Secretary

Dated: June 16, 2011

EXHIBIT INDEX

No.	Description

99.1	Press Release dated June 16, 2011.